SUPPLEMENT TO

SUMMIT MUTUAL FUNDS, INC.
Summit Large Cap Growth Fund

Prospectus dated January 31, 2009
Date of Supplement: September 17, 2009

The Board of Directors of Summit Mutual Funds, Inc. ("SMF") approved the liquidation of the Summit Large Cap Growth Fund (the "Fund") at a Board meeting held on September 17, 2009. The appropriate officers of Calvert Distributors, Inc. and SMF will take the necessary actions to contact shareholders to inform them of this decision and to attempt to liquidate the Fund on or prior to September 30, 2009. If the Fund is not liquidated on or prior to September 30, 2009 the Fund may incur additional costs, which may include the costs of preparing and mailing a proxy statement to obtain shareholder approval of the liquidation.